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                                    EXH.10.15
                  [LOGO] Elk International Corporation Limited
                                 P.O. BOX N-3247
                                 NASSAU, BAHAMAS


                                                                 AREA CODE 809
                                                                 TEL. (32)2-8571


May 30, 1996

VIA FAX (714) 252-0961

RANDOLF W. KATZ
ARTER & HADDEN
JAMBOREE CENTER
5 PARK PLAZA, STE. 1000
IRVINE, CA 92714

RE:   ESCROW AGREEMENT DATED MARCH 25, 1996 BY AND AMONG ELK INTERNATIONAL
CORPORATION LIMITED ("ELK"), MICROTEL INTERNATIONAL, INC. ("MICROTEL"), HEE POONG PARK ("PARK"), HARDEE CAPITAL PARTNERS, L.P. ("HCP"), AND ARTER & HADDEN, AS ESCROW AGENT

Dear Randy:

Please be advised that PARK and HCP are in default of payments to ELK of certain promissory notes secured by Kleer-Vu Industries, Inc. shares of stock. Said defaults have continued for a period in excess of 21 days and have not been cured.

Accordingly, as per above described escrow agreement, and without waiving any and all rights or interest of ELK in any and all relevant promissory notes or security and pledge agreements as amended from time to time in favor of ELK, you are hereby instructed to give a 7 day notice to PARK, HCP, and David W. Hardee, guarantor that in 12 days (no later than June 11, 1996) you will deliver the escrowed shares to ELK as per terms of the escrow agreement, c/o Rebekah Laird, 601 Hanson Rd., Kemah, TX 77565.

Very truly yours,


/s/ Elkana Faiwuszewicz
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Elkana Faiwuszewicz
President

cc: Bill King, Attorney at Law